                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MARCH 1, 1996)



                           BANC ONE AUTO TRUST 1996-A



           Interest Period October 15, 1996 through November 14, 1996

           Collection Period October 1, 1996 through October 31, 1996




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by: Jeff Stewart              Attested: Chris Klimko

           Jeff Stewart                        Secretary
           Vice President                      Bank One, Texas, N.A.
           Bank One, Texas, N.A.

                             BANC ONE AUTO GRANTOR                     PAGE 1
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                       $537,526,728.62
(B) Total Certificate Balance                                                                      $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                 95.50%
    (ii)  Original Class A Principal Balance                                                       $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                           6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                  4.50%
    (ii)  Original Class B Principal Balance                                                       $ 24,186,728.62
    (iii) Class B Pass-Through Rate                                                                           6.25%
(E) Servicing Fee Rate (per annum)                                                                            1.00%
(F) Weighted Average Coupon (WAC)                                                                            11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                59.75   months
(H) Weighted Average Remaining Maturity (WAM)                                                                50.62   months
(I) Number of Receivables                                                                                   41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                            1.75%
    (ii)  Reserve Fund Initial Deposit                                                             $  9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                          1.50%
          (c) Percent of Remaining Certificate Balance                                                        4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                9.00%

                             BANC ONE AUTO GRANTOR                     PAGE 2
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                                  $400,147,882.86
(B) Total Certificate Balance                                                                                 $400,147,882.86
(C) Total Certificate Pool Factor                                                                                   0.7444242
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                          $382,142,697.76
    (ii) Class A Certificate Pool Factor                                                                            0.7444242
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                          $ 18,005,185.10
    (ii) Class B Certificate Pool Factor                                                                            0.7444242
(F) Reserve Fund Balance                                                                                        15,582,254.34
(G) Cumulative Net Losses for All Prior Periods                                                                  7,096,830.76
(H) Charge-off Rate for Second Preceding Period                                                                          3.35%
(I) Charge-off Rate for Preceding Period                                                                                 3.65%
(J) Delinquency Percentage for Second Preceding Period                                                                   0.93%
(K) Delinquency Percentage for Preceding Period                                                                          0.97%
(L) Weighted Average Coupon (WAC)                                                                                      11.580%
(M) Weighted Average Remaining Maturity (WAM)                                                                           44.88 months
(N) Number of Receivables                                                                                              34,999

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                                 16,501,704.28
    (ii)  Prepayments in Full                                                                                            0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                                 0.00
    (iv) Other Refunds Related to Principal                                                                              0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                                   3,810,637.89
    (ii)  Repurchased Loan Proceeds Related to Interest                                                                  0.00
(C) Weighted Average Coupon (WAC)                                                                                       11.57%
(D) Weighted Average Remaining Maturity (WAM)                                                                           44.05 months
(E) Remaining Number of Receivables                                                                                    34,104

(F) Delinquent Receivables                                        Dollar Amount                                      #  Units
                                                                  --------------                                     --------
    (i)  30-59 Days Delinquent                                        10,461,702                 2.74%                    842
    (ii)  60-89 Days Delinquent                                        2,892,017                 0.76%                    217
    (iii) 90 Days or More Delinquent                                   1,364,081                 0.36%                    119



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Fund Investment Income                                                                                  68,820.50
(B) Collection Account Investment Income                                                                                 0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                                  1,354,016.69
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                                   1,333,466.80
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                                 20,549.89
    (ii)  Liquidation Proceeds Related to Interest                                                                       0.00
    (iii) Recoveries from Prior Month Charge Offs                                                                  225,935.65

                             BANC ONE AUTO GRANTOR                     PAGE 3
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                            3,810,637.89
(B) Liquidation Proceeds Related to Interest                                      0.00
(C) Repurchased Loan Proceeds                                                     0.00
(D) Recoveries from Prior Month Charge Offs                                 225,935.65
                                                                          ------------
(E) Interest Collections                                                  4,036,573.54

Principal Collections:
(F) Principal Payments Received                                         $16,501,704.28
(G) Liquidation Proceeds Related to Principal                                20,549.89
(H) Other Refunds Related to Principal                                            0.00
                                                                          ------------
(I) Principal Collections                                                16,522,254.17

(J) Total Collections                                                   $20,558,827.71


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                 $   333,456.57
    (ii)  Prior Collection Period unpaid Servicing Fees                           0.00
                                                                          ------------
    (iii)  Total Servicing Fee                                          $   333,456.57

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                      $ 1,942,558.71
    (ii)  Class A prior period Interest Carryover Shortfall                       0.00
                                                                          ------------
    (iii)  Class A Interest Distribution                                $ 1,942,558.71
(C) Class B Certificates
    (i)   Class B Monthly Interest                                      $    93,777.01
    (ii)  Class B prior period Interest Carryover Shortfall                       0.00
                                                                          ------------
    (iii)  Class B Interest Distribution                                $    93,777.01

(D) Total Certificate Interest Distribution                             $ 2,036,335.72
(E) Total Certificate Interest Distribution plus Total Servicing Fee    $ 2,369,792.29


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                               $16,522,254.17
(G) Realized Losses                                                       1,333,466.80
                                                                          ------------
(H) Total Monthly Principal                                             $17,855,720.97

(I) Class A Certificates
    (i)   Class A Monthly Principal                                      17,052,279.10
    (ii)  Class A prior period Principal Carryover Shortfall                      0.00
                                                                          ------------
    (iii)  Class A Principal Distribution                                17,052,279.10
(J) Class B Certificates
    (i)   Class B Monthly Principal                                         803,441.87
    (ii)  Class B prior period Principal Carryover Shortfall                      0.00
                                                                          ------------
    (iii)  Class B Principal Distribution                                   803,441.87

(K) Total Principal Distribution                                         17,855,720.97

(L) Total Interest and Principal Distribution Amounts                    20,225,513.26
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR                     PAGE 4
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996

G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                                         4,036,573.54
(B) Class B Percentage of Principal Collections                                                                      743,440.76
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                                        333,456.57
    (ii)  Servicing Fee paid                                                                                         333,456.57
                                                                                                                  -------------
    (iii)  Unpaid Servicing Fee                                                                                            0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                3,703,116.97
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                            1,942,558.71
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                         1,942,558.71
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                           1,760,558.26
    (iv)  Class A Interest Distribution remaining to be paid                                                               0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                               0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                               0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                            0.00
    (viii) Class A Interest Carryover Shortfall                                                                            0.00
    (ix)  Class A Interest Distribution paid                                                                       1,942,558.71

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                               93,777.01
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution            93,777.01
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                           1,666,781.25
    (iv)  Class B Interest Distribution remaining to be paid                                                               0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                              0.00
    (vi)  Class B Interest Carryover Shortfall                                                                             0.00
    (vii)  Class B Interest Distribution paid                                                                         93,777.01

(G) Total Interest Paid                                                                                            2,036,335.72
(H) Total Interest and Servicing Fee Paid                                                                          2,369,792.29
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid    1,666,781.25

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                   16,522,254.17
(K) Excess Interest                                                                                                1,666,781.25
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                           0.00
(M) Total Collections available to be distributed as principal                                                    18,189,035.42

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                          17,052,279.10
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                  17,052,279.10
    (iii) Total Collections available after Class A Principal Distribution paid                                    1,136,756.32
    (iv)  Class A Principal Distribution remaining to be paid                                                              0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                             0.00
    (vi)  Class A Principal Carryover Shortfall                                                                            0.00
    (vii)   Total Class A Principal Distribution paid                                                             17,052,279.10

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                             803,441.87
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                     803,441.87
    (iii) Total Collections available after Class B Principal Distribution paid                                      333,314.45
    (iv)  Class B Principal Distribution remaining to be paid                                                              0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                             0.00
    (vi)  Class B Principal Carryover Shortfall                                                                            0.00
    (vii)   Total Class B Principal Distribution paid                                                                803,441.87

(P)  Total Excess Cash to the Reserve Fund                                                                           333,314.45

                             BANC ONE AUTO GRANTOR                     PAGE 5
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

                                                                   Beginning                                       End
                                                                   of Period                                    of Period
                                                                ----------------                             ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                       $400,147,882.86                           $382,292,161.89
    (ii)   Aggregate Certificate Pool Factor                             0.7444242                                 0.7112059
    (iii)   Class A Principal Balance                               382,142,697.76                            365,090,418.66
    (iv)   Class A Pool Factor                                           0.7444242                                 0.7112059
    (v)   Class B Principal Balance                                  18,005,185.10                             17,201,743.23
    (vi)   Class B Pool Factor                                           0.7444242                                 0.7112059

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                      11.58%                                    11.57%
    (ii)  Weighted Average Remaining Maturity (WAM)                          44.88 months                              44.05  months
    (iii) Remaining Number of Receivables                                   34,999                                    34,104
    (iv)  Pool Balance                                             $400,147,882.86                           $382,292,161.89



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                                          15,582,254.34
(B) Less: Draw to pay Class A Interest Distribution                                                                     0.00
(C) Reserve Account Balance after draw                                                                         15,582,254.34
(D) Less: Draw to pay Class B Interest Distribution                                                                     0.00
(E) Reserve Account Balance after draw                                                                         15,582,254.34
(F) Less: Draw to pay Class A Principal Distribution                                                                    0.00
(G) Reserve Account Balance after draw                                                                         15,582,254.34
(H) Less: Draw to pay Class B Principal Distribution                                                                    0.00
(I) Reserve Account Balance after draw                                                                         15,582,254.34
(J) Total excess Collections deposited in the Reserve Fund                                                        333,314.45
                                                                                                    ------------------------
(K) Reserve Fund Balance                                                                                       15,915,568.79
(L) Specified Reserve Account Balance                                                                          34,406,294.57
(M) Reserve Account Release to Seller                                                                                   0.00
                                                                                                    ------------------------
(N) Ending Reserve Account Balance                                                                             15,915,568.79
                                                                                                    ========================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                   $   20,549.89
    (ii)   Liquidation Proceeds Related to Interest                                                                            0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                  225,935.65
(B) Realized Losses for Collection Period                                                                              1,333,466.80
(C) Charge-off Rate for Collection Period (annualized)                                                                         3.40%
(D) Cumulative Net Losses for all Periods                                                                              8,430,297.56
(E) Delinquent Receivables
                                                                 Dollar Amount                                     #Units
                                                                 -------------                                     ------
    (i)  30-59 Days Delinquent                                       10,461,702                 2.74%                 842
    (ii)  60-89 Days Delinquent                                       2,892,017                 0.76%                 217
    (iii) 90 Days or More Delinquent                                  1,364,081                 0.36%                 119

                             BANC ONE AUTO GRANTOR                     PAGE 6
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                      3.35%
    (ii) Preceding Collection Period                                                            3.65%
    (iii) Current Collection Period                                                             3.40%
    (iv) Three Month Average (Avg(i,ii,iii))                                                    3.47%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                      0.93%
    (ii) Preceding Collection Period                                                            0.97%
    (iii) Current Collection Period                                                             1.12%
    (iv) Three Month Average (Avg(i,ii,iii))                                                    1.01%

(C) Loss and Delinquency Trigger Indicator                                    Trigger was hit

                             BANC ONE AUTO GRANTOR                     PAGE 7
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------
                                                                                                              Per $1,000 of
                                                                                                           Original Principal
(A)  Amount of distribution allocable to principal:                                       Dollars ($)            Balance
                                                                                         ---------------   --------------------
    (i)    Class A Certificates                                                            17,052,279.10             33.2182941
    (ii)   Class B Certificates                                                               803,441.87             33.2182941

                                                                                                              Per $1,000 of
                                                                                                             Original Principal
(B)  Amount of distribution allocable to interest:                                        Dollars ($)              Balance
                                                                                         ---------------     --------------------
    (i)    Class A Certificates                                                             1,942,558.71                3.7841561
    (ii)   Class B Certificates                                                                93,777.01                3.8772092

(C)  Pool Balance as of the close of business on the last day of the Collection Period   $382,292,161.89
                                                                                         ---------------


                                                                                                              Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                            Original Principal
     Collection Period                                                                     Dollars ($)             Balance
                                                                                         ---------------     --------------------
    (i)  Total Servicing Fee                                                                  333,456.57
    (ii)    Class A Percentage of the Servicing Fee                                           318,452.25                0.6203535
    (ii)    Class B Percentage of the Servicing Fee                                            15,004.32                0.6203535

                                                                                                              Per $1,000 of
                                                                                                             Original Principal
                                                                                          Dollars ($)              Balance
                                                                                         ---------------     --------------------
(E)     (i)  Class A Interest Carryover Shortfall                                                   0.00                0.0000000
        (ii)  Class A Principal Carryover Shortfall                                                 0.00                0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                 0.00                0.0000000
        (iv)  Class B Principal Carryover Shortfall                                                 0.00                0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                                   0.00                0.0000000
        (vi)  Class A Principal Carryover Shortfall                                                 0.00                0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                 0.00                0.0000000
        (viii)  Class B Principal Carryover Shortfall                                               0.00                0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all
       payments allocated to principal                                                                            Pool Factor
                                                                                                             --------------------
    (i)    Class A Pool Factor                                                                                          0.7112059
    (ii)   Class B Pool Factor                                                                                          0.7112059

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)     $  1,333,466.80
                                                                                         ---------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding Collection
     Period                                                                              $  4,256,098.66

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions made on such Distribution Date                       $ 15,915,568.79
                                                                                         ---------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
     giving effect to all payments allocated to principal                                                     Principal Balance
                                                                                                             --------------------
    (i)    Class A Principal Balance                                                                               365,090,418.66
    (ii)   Class B Principal Balance                                                                                17,201,743.23

(K)  Amount otherwise distributable to the Class B Certificateholders that is
     being distributed to the Class A Certificateholders on such Distribution Date                 $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller
     or purchased by the Servicer with respect to the Related Collection Period ($)                $0.00
                                                                                         ---------------

                             BANC ONE AUTO GRANTOR                     PAGE 8
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
           COLLECTION PERIOD OCTOBER 1, 1996 THROUGH OCTOBER 31, 1996
                      DISTRIBUTION DATE NOVEMBER 15, 1996

M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                                     $   333,456.57
     (ii)  Servicing Fees retained by the Seller                                                333,456.57
                                                                                            --------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution Date (i-ii)                            $0.00
                                                                                                          ----------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
Account:
      (i)  for the Class A Interest Distribution                                            $ 1,942,558.71
      (ii)  for the Class A Principal Distribution                                           17,052,279.10
                                                                                            --------------
      (iii)  Total (i+ii)                                                                                   $18,994,837.82
                                                                                                          ----------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
Account:
      (i)  for the Class B Interest Distribution                                            $    93,777.01
      (ii)  for the Class B Principal Distribution                                              803,441.87
                                                                                            --------------
      (iii)  Total (i+ii)                                                                                   $   897,218.87
                                                                                                          ----------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
        Reserve Fund                                                                                        $   333,314.45
                                                                                                          ----------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of Principal
            Collections                                                                                              $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution and the Class
           B Interest Distribution                                                                                    0.00
                                                                                                          ----------------
     (iii)  Total                                                                                                              $0.00
                                                                                                                --------------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution of the
            Class A Interest Distribution                                                                            $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class
           B Interest Distribution, and the Class A Principal Distribution                                            0.00
                                                                                                          ----------------
     (iii)  Total                                                                                                              $0.00
                                                                                                                --------------------